SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
                          _______________________


                                 FORM  8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 17, 1997


    SAFETECH INDUSTRIES, INC.(FORMERLY BERNSTEIN/LEIBSTONE ASSOCIATES, INC.)
             (Exact name of registrant as specified in its charter


         New York              0-17774                   11-1996121
(State of Incorporation)      (Commission    (IRS Employer Identification No.)
                               File Number)



          2001A Australian Avenue
          Riviera Beach, Florida                       33404
          (Address of principal office)              (Zip Code)


          Registrant's telephone number,
            including area code                      (561) 844-2442

Item 1.  Changes in Control of Registrant

     Not Applicable


Item 2. Acquisition or Disposition of Assets

     Not Applicable

Item 3. Bankruptcy or Receivership

     Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

     Not Applicable

Item 5. Other Events

     Not Applicable

Item 6. Resignations of Registrant's Directors

     Mr. John D. Herter announced his resignation from the Board of Directors at a meeting of the Board of Directors held on May 17, 1997. Mr. Herter had been a director since 1995.

Item 7. Financial Statements and Exhibits

     Resignation letter dated May 17, 1997 from Mr. John D. Herter


Item 8. Change in Fiscal Year

     Not Applicable



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SAFETECH INDUSTRIES, INC.


Date: May 23, 1997            By: /s/ Darrell Peterson
                                  Darrell Peterson, Chief Executive Officer




JOHN D. HERTER
                    West Palm Beach, FL


                           May 17, 1997


Darrell L. Peterson, CEO
Bernstein, Leibstone & Associates, Inc.
2001-A Australian Blvd.
Riviera Beach, FL 33404


Darrell:

I am unable to continue association with you and the other members of the Board of Directors of Safetech Industries, Inc. therefore I am announcing my resignation as a member of said Board.

I would like to suggest that a joint letter be put out to the Shareholders advising them of my resignation and the reasons for this action.


Regards,

/s/ John D. Herter
John D. Herter



Copies to:

Patrick Sullivan, Board Member     Bruce Livergood, Board Member
Garey Herter, Board Member         Jeffrey Klein, Corporate Attorney
File Copy: Board of Directors